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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 27, 1995 included in BMC Software, Inc.'s Form 10-K for the year ended March 31, 1995 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP
Arthur Andersen LLP
November 7, 1995
Houston, Texas